  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2001.
                                                  REGISTRATION NO.  333-95709

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------
              TICKETMASTER (fka TICKETMASTER ONLINE-CITYSEARCH, INC.) (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                    95-4546874
   (State or Other Jurisdiction of         (IRS Employer Identification Number)
    Incorporation or Organization)

                             3701 WILSHIRE BOULEVARD
                          LOS ANGELES, CALIFORNIA 90010
                                  (213) 381-2000
                (Address Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                                 JOHN PLEASANTS
                            CHIEF EXECUTIVE OFFICER
                            3701 WILSHIRE BOULEVARD
                         LOS ANGELES, CALIFORNIA 90010
                                  (213) 381-2000
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                    Copy to:
                                Bradley K. Serwin
                              Deputy General Counsel
                                   Ticketmaster
                             3701 Wilshire Boulevard
                           Los Angeles, California 90010
                                  (213) 381-2000

                           DEREGISTRATION OF SECURITIES

     Ticketmaster (fka Ticketmaster Online-CitySearch, Inc.) (the "Registrant") registered 243,620 shares of its Class B Common Stock on this Registration Statement, initially filed with the Securities and Exchange Commission on January 31, 2000 and declared effective by the Securities and Exchange Commission on February 11, 2000. As of the date of this Post Effective Amendment No. 1, 155,000 shares of Class B Common Stock have been sold pursuant to this Registration Statement. The Registrant hereby files this Post-Effective Amendment No. 1 for the purpose of deregistering the remaining 88,620 shares of Class B Common Stock registered pursuant to this Registration Statement and which were not sold pursuant to such Registration Statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, California, on the 28th day of March, 2001.

                                      TICKETMASTER (fka TICKETMASTER
                                        ONLINE-CITYSEARCH, INC.)

                                      By: /s/ John Pleasants
                                          --------------------------
                                          John Pleasants
                                          Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



        SIGNATURE                           TITLE                          DATE
----------------------------  ----------------------------------     --------------------

/s/ John Pleasants
----------------------------  Chief Executive Officer (Principal     March 28, 2001
John Pleasants                Executive Officer) and Director


*
----------------------------  Chief Financial Officer, Executive     March 28, 2001
Thomas McInerney              Vice President, Finance and Treasurer
                              (Principal Financial and Accounting
                              Officer)


*
----------------------------  Director                               March 28, 2001
Terry Barnes


*
----------------------------  Director                               March 28, 2001
Barry Diller


*
----------------------------  Director                               March 28, 2001
Victor A. Kaufman


*
----------------------------  Director                               March 28, 2001
Alan Spoon

* By: /s/ Bradley K. Serwin                                          March 28, 2001
     ----------------------
Bradley K. Serwin,
Attorney-in-fact